Contingencies	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Contingencies
18	Contingencies
The
Group is party to civil and labor lawsuits involving loss risks. Provisions for losses resulting from lawsuits are estimated and updated by the Group, based on analysis from the Group’s legal advisors.
The breakdown of existing contingencies classified as probable by the Group, based on the evaluation of its legal advisors, which are recognized as a liability, is as follows:

	December 31, 2022	December 31, 2021
Civil	6	17
Labor	95	16
Tax	84	53

Total	185	86

The breakdown of existing contingencies classified as possible by the Group, based on the evaluation of its legal advisors, for which no provision was recognized, is as follows:

	December 31, 2022	December 31, 2021
Civil	118	123
Labor	—	189
Tax	878	10

Total	996	322

On October 9, 2020, Mirakl, Incorporated, filed a complaint for unspecified damages and preliminary and permanent injunctive relief in the United States District Court for the District of Massachusetts against our subsidiary VTEX Commerce Cloud Solutions LLC, or VTEX U.S., and certain of its employees that were formerly employed by the plaintiff.
On April 14, 2021, the court denied the motion to dismiss. On October 4, 2021, the court granted VTEX’s motion to appoint an independent expert to manage forensic discovery. On December 31, 2021, the court approved a forensic protocol to be employed by the independent expert. As of December 31, 2022, the parties are conducting discovery. Although VTEX plans to defend itself against such lawsuit, the Company is not able to predict the outcomes of such lawsuit at this current early stage. On December 31, 2022 and 2021, this contingency was classified as possible, however at the end of the reporting period it was not possible to estimate the future cash outflows at this stage of the lawsuit, and, therefore, it was not included in the table above.